                                                                   EXHIBIT 10.V

NEITHER   THIS  SECURITY  NOR  THE  SECURITIES  INTO  WHICH  THIS  SECURITY  IS

EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR

THE SECURITIES  COMMISSION  OF  ANY  STATE  IN  RELIANCE UPON AN EXEMPTION FROM

REGISTRATION  UNDER  THE SECURITIES ACT OF 1933, AS  AMENDED  (THE  "SECURITIES

ACT"), AND, ACCORDINGLY,  MAY  NOT  BE  OFFERED  OR  SOLD EXCEPT PURSUANT TO AN

EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES  ACT  OR  PURSUANT  TO AN

AVAILABLE  EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION

REQUIREMENTS  OF  THE  SECURITIES  ACT  AND IN ACCORDANCE WITH APPLICABLE STATE

SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION  OF  COUNSEL  TO THE TRANSFEROR

REASONABLY  ACCEPTABLE  TO THE COMPANY TO SUCH EFFECT, THE SUBSTANCE  OF  WHICH

SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.

                         COMMON STOCK PURCHASE WARRANT

                  To Purchase 5,000 Shares of Common Stock of

                            MINES MANAGEMENT, INC.

            THIS COMMON STOCK  PURCHASE WARRANT (the "Warrant") CERTIFIES that,

for value received,

the "Holder"), is entitled, upon  the  terms  and subject to the limitations on exercise and the conditions hereinafter set forth,  at any time on or after the date of issuance of this Warrant (the "Initial Exercise  Date") and on or prior to the fifth anniversary of the Initial Exercise Date (the  "Termination Date")

but not thereafter, to subscribe for and purchase from Mines  Management, Inc.,

an Idaho corporation (the "Company"), up to 5,000 shares (the "Warrant Shares")

of  Common  Stock,  par  value  $0.01  per  share, of the Company (the  "Common

Stock").   The  purchase  price of one share of  Common  Stock  (the  "Exercise

Price") under this Warrant  shall  be  $7.25,  subject to adjustment hereunder.

The Exercise Price and the number of Warrant Shares  for  which  the Warrant is exercisable  shall  be  subject  to  adjustment as provided herein. CAPITALIZED

TERMS USED AND NOT OTHERWISE DEFINED HEREIN  SHALL  HAVE THE MEANINGS SET FORTH

IN THAT CERTAIN SECURITIES PURCHASE AGREEMENT (THE "PURCHASE AGREEMENT"), DATED

FEBRUARY 3, 2004, AMONG THE COMPANY AND THE PURCHASERS SIGNATORY THERETO.

            1. Title to Warrant.  Prior to the Termination  Date and subject to compliance with applicable laws and Section 7 of this Warrant, this Warrant and all rights hereunder are transferable, in whole or in part, at  the  office  or agency  of  the Company by the Holder in person or by duly authorized attorney,

upon surrender of this Warrant together with the Assignment Form annexed hereto

properly endorsed.   The transferee shall sign an investment letter in form and substance reasonably satisfactory to the Company.

            2. Authorization of Shares.  The Company covenants that all Warrant

Shares which may be issued upon the exercise of the purchase rights represented by this Warrant will,  upon exercise of the purchase rights represented by this

Warrant, be duly authorized,  validly  issued, fully paid and nonassessable and free from all taxes, liens and charges in  respect  of the issue thereof (other than  taxes  in respect of any transfer occurring contemporaneously  with  such issue).

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            3. Exercise of Warrant.

                  (a)   Exercise  of  the  purchase  rights represented by this

      Warrant may be made at any time or times on or after the Initial Exercise

      Date and on or before the Termination Date by delivery  to the Company of a  duly  executed facsimile copy of the Notice of Exercise  Form  annexed hereto (or such other office or agency of the Company as it may designate by notice  in  writing  to  the  registered Holder at the address of such

      Holder appearing on the books of the  Company); provided, however, within

      5 Trading Days of the date said Notice  of  Exercise  is delivered to the

      Company, the Holder shall have surrendered this Warrant  to  the  Company and  the  Company  shall have received  payment of the aggregate Exercise

      Price of the shares thereby purchased by wire transfer or cashier's check

      drawn  on  a  United States  bank.   Certificates  for  shares  purchased

      hereunder shall be delivered to the Holder within 5 Trading Days from the delivery to the Company of the Notice of Exercise Form, surrender of this

      Warrant and payment  of  the  aggregate Exercise Price as set forth above

      ("Warrant Share Delivery Date").   This  Warrant  shall be deemed to have

      been  exercised  on  the  later  of the date the Notice  of  Exercise  is delivered to the Company by facsimile  copy  and  the  date  the Exercise

      Price is received by the Company.  The Warrant Shares shall be  deemed to have  been  issued,  and  Holder or any other person so designated to  be named therein shall be deemed  to  have become a holder of record of such shares for all purposes, as of the date the Warrant has been exercised by payment to the Company of the Exercise Price and all taxes required to be paid by the Holder, if any, pursuant  to  Section 5 prior to the issuance of such shares, have been paid.  If the Company  fails  to deliver to the

      Holder  a  certificate  or  certificates representing the Warrant  Shares pursuant to this Section 3(a)  by  the  fifth  Trading  Day following the

      Warrant  Share  Delivery  Date,  then the Holder will have the  right  to rescind such exercise.  In addition  to any other rights available to the

      Holder, if the Company fails to deliver  to  the  Holder a certificate or certificates representing the Warrant Shares pursuant  to  an exercise by the fifth Trading Day after the Warrant Share Delivery Date, and if after such  day  the Holder is required by its broker to purchase (in  an  open market transaction  or  otherwise)  shares  of Common Stock to deliver in satisfaction  of  a sale by the Holder of the Warrant  Shares  which  the

      Holder anticipated  receiving  upon  such exercise (a "Buy-In"), then the

      Company shall (1) pay in cash to the Holder  the  amount by which (x) the

      Holder's total purchase price (including brokerage  commissions,  if any)

      for  the  shares  of  Common  Stock  so  purchased exceeds (y) the amount obtained by multiplying (A) the number of Warrant Shares that the Company was required to deliver to the Holder in connection  with the exercise at issue  times (B) the price at which the sell order giving  rise  to  such purchase  obligation  was  executed, and (2) at the option of the Holder,

      either reinstate the portion  of  the  Warrant  and  equivalent number of

      Warrant Shares for which such exercise was not honored  or deliver to the

      Holder the number of shares of Common Stock that would have  been  issued

      had   the   Company  timely  complied  with  its  exercise  and  delivery obligations hereunder.  For example, if the Holder purchases Common Stock having a total  purchase  price of $11,000 to cover a Buy-In with respect to an attempted exercise of shares of Common Stock with an aggregate sale price giving rise to such purchase  obligation  of  $10,000, under clause

      (1) of the immediately preceding sentence the Company  shall  be required to  pay  the Holder $1,000. The Holder shall provide the Company  written

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      notice indicating  the  amounts  payable  to the Holder in respect of the

      Buy-In,  together  with  applicable  confirmations   and  other  evidence

      reasonably  requested  by  the  Company.   Nothing herein shall  limit  a

      Holder's right to pursue any other remedies available to it hereunder, at law  or in equity including, without limitation,  a  decree  of  specific performance  and/or  injunctive  relief  with  respect  to  the Company's failure  to  timely  deliver  certificates representing shares of  Common

      Stock upon exercise of the Warrant  as  required  pursuant  to  the terms hereof.

               (b)  If  this  Warrant  shall  have been exercised in part,  the

Company  shall,  at the time of delivery of  the  certificate  or  certificates representing Warrant  Shares,  deliver  to  Holder a new Warrant evidencing the rights of Holder to purchase the unpurchased  Warrant Shares called for by this

Warrant, which new Warrant shall in all other respects  be  identical with this

Warrant.

               (c)  The  Holder  shall  not  have  the  right to  exercise  any portion of this Warrant, pursuant to Section 3(a) or otherwise,  to  the extent that  after giving effect to such issuance after exercise, the Holder (together with the  Holder's  affiliates),  as  set  forth  on  the  applicable Notice of

Exercise, would beneficially own in excess of 4.99% of the number  of shares of the Common Stock outstanding immediately after giving effect to such issuance.

For  purposes  of the foregoing sentence, the number of shares of Common  Stock beneficially owned by the Holder and its affiliates shall include the number of shares of Common  Stock  issuable upon exercise of this Warrant with respect to which the determination of  such  sentence is being made, but shall exclude the number of shares of Common Stock which  would  be issuable upon (A) exercise of the remaining, nonexercised portion of this Warrant  beneficially  owned by the

Holder  or  any  of  its  affiliates  and  (B)  exercise  or  conversion of the unexercised  or  nonconverted  portion of any other securities of  the  Company

(including, without limitation,  any other Warrants) subject to a limitation on

conversion  or  exercise  analogous  to   the   limitation   contained   herein

beneficially owned by the Holder or any of its affiliates.  Except as set forth in  the  preceding  sentence,  for  purposes  of  this Section 3(c), beneficial ownership shall be calculated in accordance with Section  13(d) of the Exchange

Act,  it  being acknowledge by Holder that the Company is not  representing  to

Holder that  such  calculation  is  in  compliance  with  Section  13(d) of the

Exchange Act and Holder is solely responsible for any schedules required  to be filed in accordance therewith.  To the extent that the limitation contained  in this  Section  3(c)  applies,  the  determination  of  whether  this Warrant is exercisable (in relation to other securities owned by the Holder)  and of which a  portion  of  this Warrant is exercisable shall be in the sole discretion  of such Holder, and  the  submission of a Notice of Exercise shall be deemed to be such Holder's determination of whether this Warrant is exercisable (in relation to other securities owned  by such Holder) and of which portion of this Warrant is exercisable, in each case  subject  to such aggregate percentage limitation,

and the Company shall have no obligation  to  verify or confirm the accuracy of such  determination.  For purposes of this Section  3(c),  in  determining  the number of outstanding shares of Common Stock, the Holder may rely on the number of outstanding  shares  of  Common Stock as reflected in (x) the Company's most recent Form 10-QSB or Form 10-KSB, as the case may be, (y) a more recent public announcement by the Company or  (z)  any  other  notice  by  the Company or the

Company's  Transfer  Agent setting forth the number of shares of  Common  Stock outstanding.  Upon the written or oral request of the Holder, the Company shall


within two Trading Days  confirm orally and in writing to the Holder the number

of shares of Common Stock  then  outstanding.   In  any  case,  the  number  of

outstanding  shares  of Common Stock shall be determined after giving effect to the  conversion or exercise  of  securities  of  the  Company,  including  this

Warrant, by the Holder or its affiliates since the date as of which such number of outstanding shares of Common Stock was reported.

                  (d)  If  at any time after one year from the date of issuance of this Warrant there  is no effective Registration Statement registering the resale of the Warrant  Shares by the Holder, this Warrant may also be exercised at such time by means  of  a  "cashless  exercise" in which the

      Holder  shall  be  entitled to receive a certificate for  the  number  of

      Warrant Shares equal  to the quotient obtained by dividing [(A-B) (X)] by

      (A), where:

            (A) = the Closing  Price  on  the Trading Day immediately preceding the date of such election;

            (B) =  the Exercise Price of this Warrant, as adjusted; and

            (X) = the number of Warrant Shares  issuable  upon exercise of this

                 Warrant in accordance with the terms of this  Warrant by means of a cash exercise rather than a cashless exercise.

            4. No  Fractional Shares or Scrip.  No fractional shares  or  scrip representing fractional  shares  shall  be  issued  upon  the  exercise of this

Warrant.   As  to  any  fraction  of  a  share which Holder would otherwise  be entitled  to  purchase  upon  such  exercise, the  Company  shall  pay  a  cash adjustment  in  respect of such final fraction  in  an  amount  equal  to  such fraction multiplied by the Exercise Price.

            5. Charges,  Taxes  and  Expenses.   Issuance  of  certificates for

Warrant  Shares  shall  be made without charge to the Holder for any  issue  or transfer tax or other incidental  expense  in  respect  of the issuance of such certificate, all of which taxes and expenses shall be paid  by the Company, and such certificates shall be issued in the name of the Holder or  in such name or names  as may be directed by the Holder; provided, however, that in  the  event certificates  for Warrant Shares are to be issued in a name other than the name of the Holder,  this Warrant when surrendered for exercise shall be accompanied by the Assignment  Form  attached  hereto  duly executed by the Holder; and the

Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto.

            6. Closing of Books.  The Company  will  not  close its stockholder books  or  records  in  any manner which prevents the timely exercise  of  this

Warrant, pursuant to the terms hereof.

            7. Transfer, Division and Combination.

                (a)  Subject  to compliance with any applicable securities laws and  the  conditions set forth in  Sections  1  and  7(e)  hereof  and  to  the provisions  of  Section  4.1  of  the  Purchase Agreement, this Warrant and all rights hereunder are transferable, in whole  or in part, upon surrender of this

Warrant  at  the  principal  office of the Company,  together  with  a  written assignment of this Warrant substantially  in  the  form  attached  hereto  duly


executed by the Holder or its agent or attorney and funds sufficient to pay any transfer  taxes  payable upon the making of such transfer.  Upon such surrender and, if required,  such  payment,  the  Company shall execute and deliver a new

Warrant  or  Warrants  in the name of the assignee  or  assignees  and  in  the denomination or denominations  specified  in such instrument of assignment, and shall  issue  to  the assignor a new Warrant evidencing  the  portion  of  this

Warrant not so assigned,  and  this  Warrant  shall  promptly  be cancelled.  A

Warrant,  if  properly  assigned,  may  be  exercised by a new holder  for  the purchase of Warrant Shares without having a new Warrant issued.

                  (b)This  Warrant  may  be  divided  or  combined  with  other

Warrants  upon  presentation hereof at the aforesaid  office  of  the  Company,

together with a written  notice specifying the names and denominations in which new Warrants are to be issued,  signed  by the Holder or its agent or attorney.

Subject to compliance with Section 7(a),  as  to  any  transfer  which  may  be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

                  (c)The  Company  shall  prepare, issue and deliver at its own expense (other than transfer taxes) the new  Warrant  or  Warrants  under  this

Section 7.

                  (d)The  Company  agrees to maintain, at its aforesaid office,

books for the registration and the registration of transfer of the Warrants.

                  (e)If, at the time  of  the  surrender  of  this  Warrant  in connection  with  any  transfer  of  this Warrant, the transfer of this Warrant shall not be registered pursuant to an  effective  registration statement under the Securities Act and under applicable state securities  or blue sky laws, the

Company  may  require, as a condition of allowing such transfer  (i)  that  the

Holder or transferee  of  this  Warrant,  as  the  case  may be, furnish to the

Company a written opinion of counsel (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable  transactions) to the effect that such transfer may be made without registration under the Securities

Act  and  under  applicable state securities or blue sky laws,  (ii)  that  the holder or transferee execute and deliver to the Company an investment letter in form and substance  acceptable  to the Company and (iii) that the transferee be an "accredited investor" as defined  in Rule 501(a)(1), (a)(2), (a)(3), (a)(7),

or (a)(8) promulgated under the Securities  Act  or  a  qualified institutional buyer as defined in Rule 144A(a) under the Securities Act.

            8. No Rights as Shareholder until Exercise.   This Warrant does not

entitle the Holder to any voting rights or other rights as a shareholder of the

Company prior to the exercise hereof.  Upon the surrender of  this  Warrant and the  payment  of  the  aggregate  Exercise  Price  (or  by  means of a cashless exercise), the Warrant Shares so purchased shall be and be deemed  to be issued to  such Holder as the record owner of such shares as of the close of  business on the later of the date of such surrender or payment.

            9. Loss,  Theft, Destruction or Mutilation of Warrant.  The Company

covenants that upon receipt  by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction  or  mutilation  of  this  Warrant or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it  (which, in

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the  case of the Warrant, shall not include the posting of any bond), and  upon surrender  and cancellation of such Warrant or stock certificate, if mutilated,

the Company  will  make  and deliver a new Warrant or stock certificate of like tenor and dated as of such  cancellation,  in  lieu  of  such  Warrant or stock certificate.

            10.Saturdays, Sundays, Holidays, etc.  If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday, Sunday or a legal holiday, then such  action may be taken or such right may be exercised on the next succeeding day not a Saturday,

Sunday or legal holiday.

            11.  Adjustments of Exercise Price and Number of Warrant Shares.

                (a)  Stock  Splits,  etc.   The  number  and kind of securities

purchasable upon the exercise of this Warrant and the Exercise  Price  shall be subject  to  adjustment  from  time  to  time  upon the happening of any of the following.  In case the Company shall (i) pay a  dividend  in  shares of Common

Stock  or  make  a  distribution  in shares of Common Stock to holders  of  its outstanding Common Stock, (ii) subdivide its outstanding shares of Common Stock into a greater number of shares, (iii) combine its outstanding shares of Common

Stock into a smaller number of shares of Common Stock, or (iv) issue any shares of its capital stock in a reclassification of the Common Stock, then the number of Warrant Shares purchasable upon  exercise  of this Warrant immediately prior thereto shall be adjusted so that the Holder shall  be  entitled to receive the kind and number of Warrant Shares or other securities of  the  Company which it would  have  owned  or  have  been  entitled  to receive had such Warrant  been exercised in advance thereof.  Upon each such adjustment of the kind and number of  Warrant  Shares or other securities of the Company  which  are  purchasable hereunder, the  Holder  shall  thereafter be entitled to purchase the number of

Warrant  Shares  or other securities  resulting  from  such  adjustment  at  an

Exercise Price per  Warrant Share or other security obtained by multiplying the

Exercise Price in effect  immediately prior to such adjustment by the number of

Warrant Shares purchasable pursuant hereto immediately prior to such adjustment and dividing by the number of Warrant Shares or other securities of the Company

that are purchasable pursuant  hereto  immediately  thereafter.   An adjustment

made  pursuant to this paragraph shall become effective immediately  after  the effective  date  of such event retroactive to the record date, if any, for such event.

                (b)  Anti-Dilution  Provisions.    During  the Exercise Period,

the Exercise Price shall be subject to adjustment from time to time as provided in this Section 11(b).  In the event that any adjustment of  the Exercise Price as required herein results in a fraction of a cent, such Exercise  Price  shall be rounded up or down to the nearest cent.

                  (i)   Adjustment  of  Exercise  Price.   If  and  whenever the

            Company  issues  or  sells,  or in accordance with Section 11(b)(ii)

            hereof is deemed to have issued  or sold, any shares of Common Stock for an effective consideration per  share  of  less  than  the  then

            Exercise  Price or for no consideration (such lower price, the "Base

            Share  Price"   and   such   issuances   collectively,  a  "Dilutive

            Issuance"), then, the Exercise Price shall  be  reduced to equal the

            Base Share Price.  Such adjustment shall be made  whenever shares of

            Common Stock or Common Stock Equivalents are issued.


                  (ii)  Effect  on  Exercise  Price  of  Certain  Events.   For

            purposes  of determining the adjusted Exercise Price under  Section

            11(b) hereof, the following will be applicable:

                               (A)  Issuance  of  Rights  or  Options.   If the

                  Company  in  any manner issues or grants any warrants, rights or  options,  whether  or  not  immediately  exercisable,  to subscribe for or  to  purchase  Common  Stock or Common Stock

                  Equivalents  (such warrants, rights and options  to  purchase

                  Common Stock or  Common  Stock  Equivalents  are  hereinafter referred  to as "Options") and the effective price per  share for which Common  Stock is issuable upon the exercise of such

                  Options is less than  the  Exercise  Price ("Below Base Price

                  Options"), then the maximum total number  of shares of Common

                  Stock issuable upon the exercise of all such Below Base Price

                  Options (assuming full exercise, conversion  or  exchange  of

                  Common Stock Equivalents, if applicable) will, as of the date of the issuance or grant of such Below Base Price Options, be deemed  to be outstanding and to have been issued and sold by the  Company  for  such  price  per  share  and  the  maximum consideration  payable  to  the  Company  upon  such exercise

                  (assuming  full  exercise,  conversion or exchange of  Common

                  Stock Equivalents, if applicable) will be deemed to have been received  by  the Company.  For  purposes  of  the  preceding sentence, the "effective  price  per  share  for which Common

                  Stock is issuable upon the exercise of such Below  Base Price

                  Options"  is determined by dividing (i) the total amount,  if any, received  or  receivable by the Company as consideration for the issuance or  granting  of  all  such Below Base Price

                  Options,  plus  the  minimum aggregate amount  of  additional consideration,  if any,  payable  to  the  Company  upon  the exercise of all such  Below  Base Price Options, plus, in the case of Common Stock Equivalents  issuable  upon the exercise of  such  Below  Base  Price  Options, the minimum  aggregate amount of additional consideration payable upon the exercise,

                  conversion or exchange thereof  at the time such Common Stock

                  Equivalents   first   become  exercisable,   convertible   or

                  exchangeable, by (ii) the  maximum  total number of shares of

                  Common Stock issuable upon the exercise  of  all  such  Below

                  Base  Price Options (assuming full conversion of Common Stock

                  Equivalents,  if  applicable).   No further adjustment to the

                  Exercise Price will be made upon the  actual issuance of such

                  Common  Stock  upon  the exercise of such  Below  Base  Price

                  Options  or  upon the exercise,  conversion  or  exchange  of

                  Common Stock Equivalents issuable upon exercise of such Below

                  Base Price Options.

                              (B)   Issuance  of  Common  Stock Equivalents. If

                  the Company in any manner issues or sells  any  Common  Stock

                  Equivalents,  whether  or  not immediately convertible (other than  where  the  same  are issuable  upon  the  exercise  of

                  Options) and the effective  price  per share for which Common

                  Stock is issuable upon such exercise,  conversion or exchange is  less  than  the  Exercise Price, then the  maximum  total number of shares of Common  Stock issuable upon the exercise,


                  conversion or exchange of all  such  Common Stock Equivalents will,  as of the date of the issuance of  such  Common  Stock

                  Equivalents,  be  deemed  to  be outstanding and to have been issued and sold by the Company  for  such price per share and the maximum consideration payable to the  Company  upon  such exercise  (assuming  full exercise, conversion or exchange of

                  Common Stock Equivalents,  if  applicable)  will be deemed to have been received by the Company.  For the purposes  of  the preceding  sentence, the "effective price per share for which

                  Common Stock  is  issuable  upon such exercise, conversion or exchange" is determined by dividing  (i) the total amount, if any, received or receivable by the Company  as  consideration

                  for   the   issuance   or  sale  of  all  such  Common  Stock

                  Equivalents, plus the minimum  aggregate amount of additional consideration,  if  any,  payable to  the  Company  upon  the exercise, conversion or exchange  thereof  at  the  time such

                  Common    Stock   Equivalents   first   become   exercisable,

                  convertible or exchangeable, by (ii) the maximum total number of  shares  of  Common  Stock  issuable  upon  the  exercise,

                  conversion or  exchange of all such Common Stock Equivalents.

                  No further adjustment to the Exercise Price will be made upon the actual issuance  of  such  Common  Stock  upon  exercise,

                  conversion or exchange of such Common Stock Equivalents.

                              (C)   Change in Option Price or Conversion  Rate.

                  If  there  is  a  change  at  any  time  in (i) the amount of additional  consideration  payable  to the Company  upon  the exercise  of  any  Options;  (ii)  the amount  of  additional consideration,  if  any,  payable  to the  Company  upon  the

                  exercise,  conversion  or  exchange  of   any   Common  Stock

                  Equivalents;  or  (iii)  the  rate at which any Common  Stock

                  Equivalents are convertible into  or  exchangeable for Common

                  Stock (in each such case, other than under  or  by  reason of

                  provisions   designed   to  protect  against  dilution),  the

                  Exercise Price in effect  at  the time of such change will be readjusted to the Exercise Price  which  would  have  been in effect  at  such  time  had  such  Options  or  Common  Stock

                  Equivalents  still  outstanding  provided  for  such  changed additional  consideration or changed conversion rate, as  the case may be, at the time initially granted, issued or sold.

                              (D)   Calculation  of Consideration Received.  If

                  any  Common Stock, Options or Common  Stock  Equivalents  are

                  issued,  granted or sold for cash, the consideration received therefor for  purposes  of  this  Warrant  will be the amount

                  received  by  the  Company  therefor,  before  deduction   of

                  reasonable  commissions, underwriting discounts or allowances or other reasonable  expenses paid or incurred by the Company in connection with such issuance, grant or sale.  In case any

                  Common Stock, Options  or Common Stock Equivalents are issued or sold for a consideration  part  or  all  of which shall be other than cash, the amount of the consideration  other  than cash received by the Company will be the fair market value of such  consideration, except where such consideration consists of securities,  in  which  case  the  amount of consideration


                  received  by  the  Company  will  be  the fair  market  value

                  (closing bid price, if traded on any market)  thereof  as  of the  date  of  receipt.  In case any Common Stock, Options or

                  Common Stock Equivalents  are  issued  in connection with any merger or consolidation in which the Company is the surviving corporation,  the amount of consideration  therefor  will  be deemed to be the fair market value of such portion of the net assets and business  of  the  non-surviving corporation as is attributable to such Common Stock,  Options  or  Common Stock

                  Equivalents,  as the case may be.  The fair market  value  of any consideration  other  than  cash  or  securities  will be determined  in  good  faith  by an investment banker or other appropriate expert of national  reputation  selected  by  the

                  Company  and reasonably acceptable to the holder hereof, with the costs of such appraisal to be borne by the Company.

                              (E)   Exceptions to Adjustment of Exercise Price.

                  Notwithstanding  the  foregoing,  no  adjustment will be made under this Section 11(b) in respect of  (1)  the  granting of options  to  employees, officers or directors of the  Company pursuant to any  stock option plan duly adopted by a majority of the non-employee  members of the Board of Directors of the

                  Company or a majority  of  the members of a committee of non-

                  employee directors established  for  such purpose or (2) upon the exercise of or conversion of any Common Stock Equivalents or Options issued and outstanding on the Original Issue Date,

                  provided that the securities have not  been amended since the date  of the Purchase Agreement except as  a  result  of  the

                  Purchase Agreement.

                  (i)   Minimum Adjustment of Exercise Price.  No adjustment of

                        the  Exercise  Price shall be made in an amount of less

                        than 1% of the Exercise  Price  in  effect  at the time

                        such  adjustment is otherwise required to be made,  but

                        any such lesser adjustment shall be carried forward and

                        shall be  made  at  the time and together with the next

                        subsequent  adjustment   which,   together   with   any

                        adjustments  so  carried  forward,  shall amount to not

                        less than 1% of such Exercise Price.

           12. Reorganization,   Reclassification,  Merger,  Consolidation   or

Disposition  of Assets.  In case the  Company  shall  reorganize  its  capital,

reclassify its  capital  stock,  consolidate  or  merge  with  or  into another corporation (where the Company is not the surviving corporation or where  there is  a  change  in  or  distribution  with  respect  to  the Common Stock of the

Company),  or  sell, transfer or otherwise dispose of its property,  assets  or

business  to  another   corporation   and,   pursuant  to  the  terms  of  such

reorganization,  reclassification,  merger,  consolidation  or  disposition  of assets, shares of common stock of the successor  or  acquiring  corporation, or any  cash,  shares  of  stock  or  other  securities or property of any  nature whatsoever (including warrants or other subscription  or  purchase  rights)  in addition  to  or  in  lieu  of  common  stock  of  the  successor  or acquiring corporation  ("Other  Property"), are to be received by or distributed  to  the holders of Common Stock  of  the  Company, then the Holder shall have the right thereafter to receive, at the option  of  the Holder, (a) upon exercise of this


Warrant, the number of shares of Common Stock  of  the  successor  or acquiring corporation  or  of the Company, if it is the surviving corporation, and  Other

Property  receivable   upon   or   as   a   result   of   such  reorganization,

reclassification, merger, consolidation or disposition of assets by a Holder of the  number  of  shares of Common Stock for which this Warrant  is  exercisable immediately prior  to such event or (b) cash equal to the value of this Warrant as determined in accordance  with  the Black Scholes option pricing formula. In case  of any such reorganization, reclassification,  merger,  consolidation  or disposition  of  assets,  the successor or acquiring corporation (if other than the  Company) shall expressly  assume  the  due  and  punctual  observance  and performance  of  each  and  every  covenant and condition of this Warrant to be performed and observed by the Company  and  all the obligations and liabilities hereunder,  subject  to such modifications as may  be  deemed  appropriate  (as determined in good faith  by  resolution  of  the  Board  of  Directors  of the

Company)  in  order to provide for adjustments of Warrant Shares for which this

Warrant is exercisable  which  shall  be as nearly equivalent as practicable to the adjustments provided for in this Section  12.  For purposes of this Section

12,  "common  stock of the successor or acquiring  corporation"  shall  include stock of such corporation  of  any class which is not preferred as to dividends or assets over any other class of  stock  of  such corporation and which is not subject  to redemption and shall also include any  evidences  of  indebtedness,

shares of  stock or other securities which are convertible into or exchangeable for any such  stock, either immediately or upon the arrival of a specified date or the happening  of  a  specified  event  and  any warrants or other rights to subscribe  for or purchase any such stock.  The foregoing  provisions  of  this

Section   12   shall    similarly    apply   to   successive   reorganizations,

reclassifications, mergers, consolidations or disposition of assets.

           13. Voluntary Adjustment by  the  Company.   The  Company may at any

time during the term of this Warrant reduce the then current Exercise  Price to any  amount  and  for  any  period  of  time deemed appropriate by the Board of

Directors of the Company.

           14. Notice of Adjustment.  Whenever  the number of Warrant Shares or number or kind of securities or other property purchasable upon the exercise of this Warrant or the Exercise Price is adjusted, as herein provided, the Company shall give notice thereof to the Holder, which notice shall state the number of

Warrant Shares (and other securities or property) purchasable upon the exercise of  this  Warrant  and  the Exercise Price of such Warrant  Shares  (and  other securities or property) after  such adjustment, setting forth a brief statement of the facts requiring such adjustment  and  setting  forth  the computation by which such adjustment was made.

           15. Notice of Corporate Action.  If at any time:

                  (a)   the Company shall take a record of the  holders  of its

      Common  Stock for the purpose of entitling them to receive a dividend  or other distribution,  or  any  right  to  subscribe  for  or  purchase any evidences  of its indebtedness, any shares of stock of any class  or  any other securities or property, or to receive any other right, or

                  (b)   there  shall  be  any  capital  reorganization  of  the

      Company, any reclassification or recapitalization of the capital stock of the  Company  or  any consolidation or merger of the Company with, or any sale, transfer or other  disposition  of  all  or  substantially  all the property, assets or business of the Company to, another corporation or,


                  (c)   there  shall be a voluntary or involuntary dissolution,

      liquidation or winding up of the Company;

then, in any one or more of such cases, the Company shall give to Holder (i) at least 20 days' prior written notice of the date on which a record date shall be selected for such dividend, distribution  or right or for determining rights to

vote  in  respect  of  any  such  reorganization,   reclassification,   merger,

consolidation, sale, transfer, disposition, liquidation or winding up, and (ii)

in   the   case   of   any   such   reorganization,  reclassification,  merger,

consolidation, sale, transfer, disposition, dissolution, liquidation or winding up, at least 20 days' prior written notice of the date when the same shall take place.  Such notice in accordance with  the foregoing clause also shall specify

(i) the date on which any such record is  to  be  taken for the purpose of such dividend, distribution or right, the date on which  the holders of Common Stock shall be entitled to any such dividend, distribution  or  right, and the amount and  character  thereof,  and  (ii) the date on which any such  reorganization,

reclassification,   merger,   consolidation,   sale,   transfer,   disposition,

dissolution, liquidation or winding  up  is  to take place and the time, if any such time is to be fixed, as of which the holders  of  Common  Stock  shall  be entitled  to  exchange  their  Warrant  Shares for securities or other property deliverable  upon such disposition, dissolution,  liquidation  or  winding  up.

Each such written  notice shall be sufficiently given if addressed to Holder at the last address of  Holder appearing on the books of the Company and delivered in accordance with Section 17(d).

           16. Authorized Shares.  The Company covenants that during the period the Warrant is outstanding,  it  will  reserve from its authorized and unissued

Common Stock a sufficient number of shares  to  provide for the issuance of the

Warrant Shares upon the exercise of any purchase  rights  under  this  Warrant.

The  Company  further  covenants  that  its  issuance  of  this  Warrant  shall constitute  full  authority  to  its  officers who are charged with the duty of executing stock certificates to execute  and  issue  the necessary certificates for  the  Warrant Shares upon the exercise of the purchase  rights  under  this

Warrant.  The  Company will take all such reasonable action as may be necessary to assure that such  Warrant  Shares  may  be issued as provided herein without violation of any applicable law or regulation,  or  of  any requirements of the

Trading Market upon which the Common Stock may be listed.

            Except and to the extent as waived or consented  to  by the Holder,

the  Company  shall not by any action, including, without limitation,  amending its certificate  of  incorporation  or  through any reorganization, transfer of assets, consolidation, merger, dissolution,  issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights  of  Holder  as  set forth in

this  Warrant  against  impairment.   Without  limiting  the generality of  the

foregoing,  the  Company  will (a) not increase the par value  of  any  Warrant

Shares above the amount payable  therefor  upon such exercise immediately prior to such increase in par value, (b) take all  such action as may be necessary or appropriate in order that the Company may validly  and legally issue fully paid and nonassessable Warrant Shares upon the exercise of this Warrant, and (c) use commercially  reasonable efforts to obtain all such authorizations,  exemptions


or consents from  any public regulatory body having jurisdiction thereof as may be necessary to enable  the  Company  to  perform  its  obligations  under this

Warrant.

            Before taking any action which would result in an adjustment in the number  of  Warrant  Shares  for  which  this  Warrant is exercisable or in the

Exercise Price, the Company shall obtain all such  authorizations or exemptions thereof, or consents thereto, as may be necessary from  any  public  regulatory body or bodies having jurisdiction thereof.

           17. Miscellaneous.

                  (a)Jurisdiction.   All questions concerning the construction,

validity, enforcement and interpretation of this Warrant shall be determined in accordance with the provisions of the Purchase Agreement.

                  (b)Restrictions.  The  Holder  acknowledges  that the Warrant

Shares acquired upon the exercise of this Warrant, if not registered, will have restrictions upon resale imposed by state and federal securities laws.

                  (c)Nonwaiver and Expenses.  No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder  shall operate as  a  waiver  of such right or otherwise prejudice Holder's rights, powers  or remedies, notwithstanding  all  rights  hereunder  terminate on the Termination

Date.   If  the  Company  willfully  and knowingly fails  to  comply  with  any provision of this Warrant, which results in any material damages to the Holder,

the Company shall pay to Holder such amounts  as  shall  be sufficient to cover any  costs  and  expenses including, but not limited to, reasonable  attorneys'

fees,  including  those   of  appellate  proceedings,  incurred  by  Holder  in

collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

                  (d)Notices.   Any  notice, request or other document required

or permitted to be given or delivered  to  the  Holder  by the Company shall be delivered in accordance with the notice provisions of the Purchase Agreement.

                  (e)Limitation  of  Liability.  No provision  hereof,  in  the absence  of  any  affirmative action by Holder  to  exercise  this  Warrant  or purchase Warrant Shares,  and no enumeration herein of the rights or privileges of Holder, shall give rise to any liability of Holder for the purchase price of any Common Stock or as a stockholder  of the Company, whether such liability is asserted by the Company or by creditors of the Company.

                  (f)Remedies.   Holder,  in  addition  to  being  entitled  to

exercise all rights granted by law,  including  recovery  of  damages,  will be entitled to specific performance of its rights under this Warrant.  The Company agrees  that  monetary  damages would not be adequate compensation for any loss incurred by reason of a breach  by  it  of  the  provisions of this Warrant and hereby agrees to waive the defense in any action for  specific performance that a remedy at law would be adequate.


                  (g)Successors and Assigns.  Subject to  applicable securities laws, this Warrant and the rights and obligations evidenced  hereby shall inure to  the  benefit of and be binding upon the successors of the Company  and  the successors and permitted assigns of Holder.  The provisions of this Warrant are intended to be for the benefit of all Holders from time to time of this Warrant and shall be enforceable by any such Holder or holder of Warrant Shares.

                  (h)Amendment.  This Warrant may be modified or amended or the provisions  hereof  waived  with  the  written  consent  of the Company and the

Holder.

                  (i)Severability.  Wherever possible, each  provision  of this

Warrant shall be interpreted in such manner as to be effective and valid  under applicable law, but if any provision of this Warrant shall be prohibited by  or invalid under applicable law, such provision shall be ineffective to the extent of  such  prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

                  (j)Headings.   The  headings used in this Warrant are for the

convenience of reference only and shall  not, for any purpose, be deemed a part of this Warrant.

                             ********************

            IN WITNESS WHEREOF, the Company  has  caused  this  Warrant  to  be executed by its officer thereunto duly authorized.

Dated:  February 10, 2004

                              MINES MANAGEMENT, INC.

                              By:  ____________________________________

                                       Name:  Glenn M. Dobbs

                                       Title:     President


                              NOTICE OF EXERCISE

To:  Mines Management, Inc.

           (1)The undersigned hereby elects to purchase ________ Warrant Shares of the Company pursuant to the terms of the attached Warrant (only if exercised in  full), and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

           (2)Payment shall take the form of (check applicable box):

                [  ] in lawful money of the United States; or

                [  ]  the  cancellation  of such number of Warrant Shares as is

                necessary,  in  accordance  with   the  formula  set  forth  in

                subsection 3(d), to exercise this Warrant  with  respect to the maximum  number of Warrant Shares purchasable pursuant  to  the cashless exercise procedure set forth in subsection 3(d).

           (3)Please issue  a  certificate  or  certificates  representing said

Warrant  Shares  in  the name of the undersigned or in such other  name  as  is specified below:

                _______________________________

The Warrant Shares shall be delivered to the following:

                _______________________________

                _______________________________

                _______________________________

           (4)   Accredited   Investor.   The  undersigned  is  an  "accredited

investor" as defined in Regulation  D  under  the  Securities  Act  of 1933, as amended.

                                      [PURCHASER]

                                      By: ______________________________

                                      Name:

                                      Title:

                                      Dated:  ________________________


                                ASSIGNMENT FORM

                   (To assign the foregoing warrant, execute

                  this form and supply required information.

                Do not use this form to exercise the warrant.)

           FOR  VALUE  RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to

_______________________________________________ whose address is

_______________________________________________________________.

_______________________________________________________________

                                      Dated:  ______________, _______

                Holder's Signature:_____________________________

                Holder's Address:_____________________________

                                _____________________________

Signature Guaranteed:  ___________________________________________

NOTE:  The signature to  this  Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank or trust company.  Officers of  corporations  and those acting  in  a  fiduciary  or  other  representative capacity should file  proper  evidence  of  authority  to  assign the foregoing

Warrant.